UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2023

LUMENT FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue, 20th Floor

New York, New York 10169

(Address of principal executive offices)

(212) 317-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	LFT	New York Stock Exchange
7.875% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	LFTPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into Material Definitive Agreement.

On July 12, 2023 (the “Closing Date”), Lument Finance Trust, Inc. (“LFT”) announced that it had entered into and closed a $386.4 million commercial real estate financing transaction (the “LMF 2023-1 Financing”).

In connection with the LMF 2023-1 Financing, LMF 2023-1, LLC (“LMF 2023-1”), as borrower, Massachusetts Mutual Life Insurance Company (“Mass Mutual”), as lead lender, the other lenders party thereto from time to time (together with Mass Mutual, the “Lenders”), Computershare Trust Company, National Association (“Computershare”), as loan agent, and Wilmington Trust, National Association (the “Trustee”), as trustee, entered into a Credit Agreement dated July 12, 2023, pursuant to which the Lenders provided LMF 2023-1 with a $270.4 million senior secured floating rate loan (the “Class A Loan”). The Credit Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Also, in connection with LMF 2023-1 Financing, LMF 2023-1, as issuer, Lument Commercial Mortgage Trust (“LCMT”), as advancing agent, the Trustee and Computershare, as note administrator and as custodian, entered into an Indenture and Security Agreement dated July 12, 2023 (the “Indenture”). The Indenture is attached hereto as Exhibit 10.2 and incorporated by reference herein. Pursuant to the Indenture, LMF 2023-1 issued the following six classes of notes:

●	$30.4 million principal amount of Class B Second Priority Secured Floating Rate Notes Due 2032 (the “Class B Notes”);

●	$16.9 million principal amount of Class C Third Priority Secured Floating Rate Notes Due 2032 (the “Class C Notes” and, together with the Class B Notes, the “Offered Notes”);

●	$7.7 million principal amount of Class D Fourth Priority Secured Floating Rate Notes Due 2032 (the “Class D Notes”);

●	$15.0 million principal amount of Class E Fifth Priority Secured Floating Rate Notes Due 2032 (the “Class E Notes”);

●	$10.6 million principal amount of Class F Sixth Priority Secured Floating Rate Notes Due 2032 (the “Class F Notes”); and

●	$35.3 million principal amount of Class G Income Notes Due 2032 (the “Class G Notes” and, together with the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, the “Notes”).

The Class G Notes do not bear interest. Any interest generated by the mortgage assets in the collateral pool securing the Class A Loan and the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes (collectively, the “Secured Notes”) that remains after the payment of interest on the Class A Loans and the Secured Notes will be paid to the holder of the Class G Notes.

At the closing of the LMF 2023-1 Financing, ORIX Capital Markets, LLC, an affiliate of Lument Investment Management, LLC ("LIM"), LFT's external manager, acquired 100% of the Offered Notes at par and LMF 2023-1 Holder, LLC (“LMF 2023-1 Holder”), an indirect, wholly owned subsidiary of LFT, retained 100% of the Class D, E, F and G Notes (collectively, the “Retained Notes”). The Notes were sold by LMF 2023-1 in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended.

As of the Closing Date, the Class A Loan and the Secured Notes are secured by an initial portfolio of mortgage assets with a face value of $386.4 million. The initial portfolio of mortgage assets consists of 25 first lien, floating rate mortgage loans and participations in first lien, floating rate mortgage loans secured by 32 multifamily properties located across the United States (the initial portfolio of mortgage assets, together with any qualifying replacement mortgage assets acquired by LMF 2023-1 pursuant to the terms of the Indenture, the “LMF 2023-1 Mortgage Assets”). The Indenture provides for a 24-month reinvestment period that allows principal proceeds from repayments of LMF 2023-1 Mortgage Assets to be reinvested in qualifying replacement mortgage assets, subject to certain conditions. The reinvestment period is subject to immediate termination following an event of default or suspension during an uncured “market trigger” or failure of a “debt protection test” (as defined in the indenture).

Through its ownership of the equity of LMF 2023-1, LFT intends to own the LMF 2023-1 Mortgage Assets until maturity and will account for the incurrence of the Class A Loan and the issuance of the Notes on its balance sheet as a financing.

The initial LMF 2023-1 Mortgage Assets were originated by an affiliate of LIM. Prior to the Closing Date, LMF 2023-1 Mortgage Assets with an outstanding principal balance as of the Closing Date of approximately $10.2 million were held by LCMT and approximately $376.2 million were held by Lument Structured Finance Co., LLC (“Lument Structured Finance”), an affiliate of LIM. The LMF 2023-1 Mortgage Assets held by Lument Structured Finance were acquired by LCMT. The LMF 2023-1 Mortgage Assets acquired by LCMT from Lument Structured Finance were purchased at an aggregate discount to par of approximately $5.9 million plus interest accrued on such mortgage assets as of the Closing Date.

LCMT, as seller of the initial LMF 2023-1 Mortgage Assets, made certain customary representations and warranties to LMF 2023-1 with respect to the mortgage assets sold. If any such representations or warranties are materially inaccurate, LMF 2023-1 may compel LCMT to repurchase the affected mortgage assets from it for an amount not exceeding par plus accrued interest and certain additional charges, if then applicable.

On the Closing Date, LMF 2023-1 entered into a Collateral Management Agreement with LIM, pursuant to which LMF 2023-1 appointed LIM as collateral manager (LIM in such capacity, the “Collateral Manager”) with respect to the LMF 2023-1 Mortgage Assets. The Collateral Manager has waived its right to receive a management fee for the services rendered under the Collateral Management Agreement for so long as the Collateral Manager or an affiliate thereof is the collateral manager and also the external manager of LFT. The Collateral Management Agreement is attached hereto as Exhibit 10.3 and incorporated by reference herein.

On the Closing Date, LMF 2023-1, the Collateral Manager, Lument Real Estate Capital, LLC, as servicer and special servicer, LCMT, as advancing agent, the Trustee and Computershare, as note administrator, entered into a Servicing Agreement, pursuant to which LMF 2023-1 appointed Lument Real Estate Capital, LLC, an affiliate of the Collateral Manager, to act as servicer and special servicer for the LMF 2023-1 Mortgage Assets. The Servicing Agreement is attached hereto as Exhibit 10.3 and incorporated by reference herein.

As of the Closing Date, Lument Structured Finance, an affiliate of the Collateral Manager, had approximately $28.6 million of unfunded commitments related to the initial LMF 2023-1 Mortgage Assets (“Future Funding Participations”). Lument Structured Finance will have the sole obligation to make future advances under the Future Funding Participations.

The Class A Loans and the Offered Notes represent limited recourse obligations of LMF 2023-1 payable solely from the LMF 2023-1 Mortgage Assets pledged under the Indenture (the “Collateral”). To the extent the Collateral is insufficient to make payments in respect of the Class A Loan and the Offered Notes, neither LMF 2023-1 nor any of its affiliates or any other person will have any obligation to pay any further amounts in respect of the Class A Loan or the Offered Notes. The Retained Notes sold to LMF 2023-1 Holder are limited recourse obligations of LMF 2023-1 and, except for the Class G Notes, are secured by the Collateral.

The Class A Loan and the Offered Notes have an initial weighted average interest rate of approximately 3.14% plus one-month SOFR. As advancing agent under the Indenture, LCMT, a consolidated subsidiary of LFT, may be required to advance interest payments due on the Class A Loan and the Notes on the terms and subject to the conditions set forth in the Indenture. LCMT is entitled to receive (but has waived its right to receive) a fee, payable on a monthly basis in accordance with the priority of payments set forth in the Indenture, equal to 0.25% per annum on the aggregate outstanding principal amount of the Class A Loan and the Class B, C and D Notes.

The Class A Loan and each class of Notes will mature at par on the payment date in July, 2032, unless repaid or redeemed prior thereto. Principal payments on the Class A Loan and each class of Notes will be paid at the stated maturity date in accordance with the priority of payments set forth in the Indenture. However, it is anticipated that the Class A Loan and each class of Notes will be paid in advance of the stated maturity date in accordance with the priority of payments set forth in the Indenture. Assuming certain collateral characteristics including that there are no prepayments, defaults or delinquencies and that all extension options are exercised, the weighted average life of the Class A Loan and each class of Notes is expected to be as follows: (i) Class A Loan – approximately 3.70 years from the Closing Date, (ii) Class B Notes – approximately 4.00 years from the Closing Date, (iii) Class C Notes – approximately 4.10 years from the Closing Date, (iv) Class D Notes – approximately 4.10 years from the Closing Date, (v) Class E Notes – approximately 4.10 years from the Closing Date, (vi) Class F Notes – approximately 4.10 years from the Closing Date, and (vii) Class G Notes – approximately 4.17 years from the Closing Date. There is no assurance that such assumptions will be met.

In general, payments of principal and interest (including any defaulted interest amount) on the Class A Loan will be senior to all payments of principal and interest on the Notes; payments of principal and interest (including any defaulted interest amount) on the Class B will be senior to all payments of principal and interest on the Class C, D, E, F and G Notes; payments of principal and interest (including any defaulted interest amount) on the Class C Notes will be senior to all payments of principal and interest on the Class D, E, F and G Notes; payments of principal and interest (including any defaulted interest amount or deferred interest amount) on the Class D Notes will be senior to all payments of principal and interest on the Class D, E, F and G Notes; payments of principal and interest (including any defaulted interest amount) on the Class E Notes will be senior to all payments of principal and interest on the Class F and G Notes; and payments of principal and interest (including any defaulted interest amount or deferred interest amount) on the Class F Notes will be senior to all payments of principal and interest on the Class G Notes.

The Class A Loans and the Notes are redeemable (at the option of and at the direction of the Collateral Manager), in whole but not in part, on any interest payment date on which the aggregate outstanding principal amount of the Class A Loans and the Class B, C and D Notes has been reduced to 10% or less of the aggregate outstanding principal amount of the Class A Loans and the Class B, C and D Notes on the Closing Date.

The Class A Loans and the Notes are redeemable (at the option of and at the direction of the holder of a majority of the outstanding Class G Notes), in whole but not in part, on any interest payment date following the occurrence of certain tax events that would make LMF 2023-1 subject to paying U.S. federal income taxes or would make certain payments to or from LMF 2023-1 subject to withholding tax.

The Class A Loans and the Notes are redeemable (at the option of and at the direction of the holder of a majority of the outstanding Class G Notes), in whole but not in part, on any interest payment date after the end of the non-call period (the period from the Closing Date to and including the business day immediately preceding the interest payment date in July 2025).

The Class A Loans and the Notes are subject to mandatory redemption, in whole but not in part, on any interest payment date occurring in January, April, July or October in each year, beginning on the payment date occurring in July 2030, upon the occurrence of either (i) an auction in which the aggregate cash purchase price for all the LMF 2023-1 Mortgage Assets, together with the balance of all eligible investments permitted by the Indenture and cash, is at least equal to the total redemption price of the Class A Loans and the Notes or (ii) the purchase of all of the LMF 2023-1 Mortgage Assets by the majority Class G Noteholder for a price that, together with the balance of all eligible investments permitted by the Indenture and cash, is equal to the total redemption price of the Class A Loans and the Notes.

If the nationally recognized statistical rating organization (“NRSRO”) that rated the Class A Loan removes its rating of the Class A Loan prior to the date on which the Class A Loan has been repaid in full and LMF 2023-1 is unable to obtain a replacement rating of BBB- or higher from another NRSRO, then LMF 2023-1 will direct the Collateral Manager to liquidate all or such portion of the LMF 2023-1 Mortgage Assets sufficient to pay the redemption price of the Class A Loan and will apply all related sales proceeds to redeem the Class A Loans.

On any interest payment date on which any “market trigger” (as defined in the Indenture) is continuing or certain “debt protection tests” (as defined in the Indenture) are not satisfied as of the related determination date, the Class A Loans and/or the Class B, C and D Notes shall be redeemed (a “Mandatory Redemption”), from interest proceeds in an amount necessary, and only to the extent necessary, for such market trigger to be cured or the debt protection tests to be satisfied, or if sooner, until the Class A Loans and/or the Class B, C and D Notes have been paid in full. Any mandatory redemption of the Class A Loans and/or the Class B, C and D Notes is to be paid from interest and principal proceeds of the LMF 2023-1 Mortgage Assets in accordance with the priority of payments set forth in the Indenture.

After the payment of interest and defaulted interest, if any, on the Class A Loan, if a market trigger has occurred and is continuing as of the determination date for any payment date on the Class A Loan and the Notes, 100% of the remaining interest proceeds generated by the LMF 2023-1 Mortgage Assets will be used to repay the outstanding principal amount of the Class A Loan until the market trigger has been cured.

After the payment of interest and defaulted interest, if any, on the Class A Loan and the Class B, C and D Notes, if either of the debt protection tests is not satisfied as of the determination date related for any payment date on the Class A Loan and the Notes, the interest proceeds generated by the LMF 2023-1 Mortgage Assets will be used for the payment of: (i) first, principal on the Class A Loan, (ii) second, principal on the Class B Notes, (iii) third, principal on the Class C Notes and (iv) fourth, principal on the Class D Notes, in each case, to cause each of the debt protection tests to be satisfied or, if sooner, until the Class A Loan and the Class B, C, and D Notes have been paid in full.

LCMT has agreed to comply with the retention requirements of Regulation RR under the Securities Exchange Act of 1934, as amended, by causing a “majority-owned affiliate” (as defined in Regulation RR) to retain the Class G Notes in an amount equal to not less than 5% of the fair value of the Class A Loans and the Notes as of the Closing Date. However, if Regulation RR is modified or repealed, LCMT may choose to comply with Regulation RR as is then in effect.

The redemption price for the Class A Loan and each class of Notes is generally the aggregate outstanding principal amount of such class, plus accrued and unpaid interest (including any defaulted interest amounts and deferred interest amounts, as applicable).

The Credit Agreement and the Indenture contain certain customary events of default for a transaction of this type. The summary of the Credit Agreement, the Indenture, the Collateral Management Agreement and the Servicing Agreement appearing herein does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, the Indenture, the Collateral Management Agreement and the Servicing Agreement, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On July 12, 2023, LFT issued a press release announcing the closing of the LMF 2023-1 Financing, a copy of which is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits.

(d)   Exhibits.

10.1*	Credit Agreement, dated as of July 12, 2023, among LMF 2023-1, LLC, as borrower, Massachusetts Mutual Life Insurance Company, as lead lender, Computershare Trust Company, National Association, as loan agent, Wilmington Trust, National Association, as trustee, and various financial institutions and other persons from time to time, as lenders.

10.2*	Indenture and Security Agreement, dated as of July 12, 2023, among LMF 2023-1, LLC, as issuer, Lument Commercial Mortgage Trust, as advancing agent, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as note administrator and as custodian.

10.3*	Collateral Management Agreement, dated as of July 12, 2023, between LMF 2023-1, LLC and Lument Investment Management, LLC.

10.4*	Servicing Agreement, dated as of July 12, 2023, among LMF 2023-1, LLC, Lument Investment Management, LLC, as collateral manager, Lument Real Estate Capital, LLC, as servicer and as special servicer, Lument Commercial Mortgage Trust, as advancing agent, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as note administrator.

99.1	Press Release of Lument Finance Trust, Inc., dated July 12, 2023.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*	Portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENT Finance Trust, Inc.

Date: July 12, 2023	By:	/s/ James A. Briggs
James A. Briggs
Chief Financial Officers

Exhibit Index

Exhibit Number	Description

10.1*	Credit Agreement, dated as of July 12, 2023, among LMF 2023-1, LLC, as borrower, Massachusetts Mutual Life Insurance Company, as lead lender, Computershare Trust Company, National Association, as loan agent, Wilmington Trust, National Association, as trustee, and various financial institutions and other persons from time to time, as lenders.

10.2*	Indenture and Security Agreement, dated as of July 12, 2023, among LMF 2023-1, LLC, as issuer, Lument Commercial Mortgage Trust, as advancing agent, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as note administrator and as custodian.

10.3*	Collateral Management Agreement, dated as of July 12, 2023, between LMF 2023-1, LLC and Lument Investment Management, LLC.

10.4*	Servicing Agreement, dated as of July 12, 2023, among LMF 2023-1, LLC, Lument Investment Management, LLC, as collateral manager, Lument Real Estate Capital, LLC, as servicer and as special servicer, Lument Commercial Mortgage Trust, as advancing agent, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as note administrator.

99.1	Press Release of Lument Finance Trust, Inc., dated July 12, 2023.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*	Portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.